4. INCOME TAXES (Details - Income tax rate)	12 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Income tax reconcilation
Income tax expense (benefit) at federal statutory rate	(34.00%)	(34.00%)
Increase (decrease) in tax resulting from:
State taxes, net of federal benefit	(5.40%)	(6.30%)
Change in valuation allowance	30.90%	30.60%
Stock based compensation	8.00%	9.30%
Nondeductible items	0.20%	0.40%
Prior-year tax adjustments	0.20%	0.80%
Other	0.00%	(0.90%)
Effective tax rate	(0.10%)	(0.10%)